VALIC COMPANY II

Supplement to the Prospectus and Statement of Additional Information dated December 31, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company II funds.

Small Cap Value Fund. Effective February 19, 2005, the sub-adviser of the Small Cap Value Fund, Banc One Investment Advisors Corporation ("Banc One"), changed its name to JPMorgan Investment Advisors, Inc. The sub-adviser's name change will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or sub-advisory fees of the Small Cap Value Fund as stated in its Prospectus.

Any references to Banc One as sub-adviser to the Small Cap Value Fund in the Prospectus and Statement of Additional Information should be deleted and replaced in with: JPMorgan Investment Advisors, Inc. ("JPMorgan"), and its address is 522 Fifth Avenue, Floor 13, New York, New York 10036.

 Date: February 25, 2005